UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

PROXY STATEMENT PURSUANT TO SECTION 14(A) OF
THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO. )

Filed by the Registrant ☒ Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

AMBAC FINANCIAL GROUP, INC.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

	(1)	Title of each class of securities to which the transaction applies:
	(2)	Aggregate number of securities to which the transaction applies:
	(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
	(4)	Proposed maximum aggregate value of transaction:
	(5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

	(1)	Amount previously paid:
	(2)	Form, Schedule or Registration Statement No.:
	(3)	Filing Party:
	(4)	Date Filed:

AMBAC FINANCIAL GROUP, INC.
One World Trade Center
New York, NY 10007

THESE SUPPLEMENTAL PROXY MATERIALS PROVIDE ADDITIONAL INFORMATION REGARDING THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON TUESDAY, JUNE 2, 2020

On May 12, 2020, Ambac Financial Group, Inc. (the “Company”) issued a press release, a copy of which is attached hereto, related to a change to the format of the Company’s 2020 Annual Meeting of Stockholders (the “2020 Annual Meeting”) to be held on Tuesday, June 2, 2020. As described below, due to continued public health concerns resulting from the coronavirus (COVID-19) outbreak, and government-recommended and required limits on public gatherings and to protect the health and safety of the Company’s stockholders, directors and employees, the 2020 Annual Meeting will now be held in a virtual-only meeting format.
The Notice of Change to a Virtual Meeting Format, a copy of which is also attached hereto, supplements the 2020 Notice of Annual Meeting and Proxy Statement (the “Proxy Statement”) of the Company filed with the Securities and Exchange Commission (the “SEC”) on April 15, 2020 and subsequently mailed or made available to the Company’s stockholders in connection with the solicitation of proxies by the Company’s Board of Directors for use at the 2020 Annual Meeting. The Company’s Proxy Statement and 2019 Annual Report are available on the Company’s website at https://ir.ambac.com/financial-information or at www.proxyvote.com.
These supplemental proxy materials are being filed with the SEC and are being made available to stockholders on or about May 12, 2020. Except as amended or supplemented by the information contained in this supplement, all information set forth in the Proxy Statement continues to apply and should be considered in voting your shares.

THIS NOTICE SHOULD BE READ IN CONJUNCTION WITH THE PROXY STATEMENT

Ambac to Host Virtual Annual Meeting of Stockholders

NEW YORK, NY, May 12, 2020 (BUSINESS WIRE) -- Ambac Financial Group, Inc. (NYSE: AMBC) ("Ambac" or the “Company”), a financial services holding company whose subsidiaries include Ambac Assurance Corporation, a guarantor of financial obligations in run-off, announced today that it will host the Company’s 2020 annual meeting of stockholders virtually due to public health concerns resulting from the coronavirus (COVID-19) outbreak, and government-recommended and required limits on public gatherings. Holding the meeting online will also protect the health and safety of the Company’s stockholders, directors and employees.
The 2020 annual meeting of stockholders will begin at 11:00 am (ET) on Tuesday, June 2, 2020, and will be conducted in a virtual format only. Stockholders will not be able to attend the 2020 annual meeting in person, however stockholders of record as of the close of business on April 7, 2020 will be able to vote and ask questions during the meeting through the online platform.
Investors can access the webcast /conference call and participate in the following ways:

•
Visit http://www.virtualshareholdermeeting.com/AMBC2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials

•	Log into the meeting platform beginning at 10:45 a.m. Eastern Time on June 2, 2020

•	Vote during the Annual Meeting by following the instructions available on the meeting website during the meeting

•
To submit a question during the meeting, log into the virtual meeting platform at http://www.virtualshareholdermeeting.com/AMBC2020, type your question into the “Ask a Question” field and click “Submit”

•
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 800-586-1548 (US) or 303-562-9288 (International) Technical support will be available beginning at 10:45 a.m. Eastern Time on June 2, 2020 and will remain available until the meeting has ended

Whether or not stockholders plan to attend the virtual annual meeting, Ambac urges stockholders to select one of the methods described in the proxy materials to vote and submit their proxies in advance of the meeting.

About Ambac
Ambac Financial Group, Inc. (“Ambac” or “AFG”), headquartered in New York City, is a financial services holding company whose subsidiaries include Ambac Assurance Corporation, a guarantor of financial obligations in run-off. Ambac’s common stock trades on the New York Stock Exchange under the symbol “AMBC”. The Amended and Restated Certificate of Incorporation of Ambac contains substantial restrictions on the ability to transfer Ambac’s common stock. Subject to limited exceptions, any attempted transfer of common stock shall be prohibited and void to the extent that, as a result of such transfer (or any series of transfers of which such transfer is a part), any person or group of persons shall become a holder of 5% or more of Ambac’s common stock or a holder of 5% or more of Ambac’s common stock increases its ownership interest. Ambac is committed to providing timely and accurate information to the investing public, consistent with our legal and regulatory obligations. To that end, we use our website to convey information about our businesses, including the anticipated release of quarterly financial results, quarterly financial, statistical and business-related information, and the posting of updates to the status of certain residential mortgage backed securities litigations. For more information, please go to www.ambac.com.

Contact
Lisa A. Kampf
Managing Director, Investor Relations
(212) 208-3177
lkampf@ambac.com
Source: Ambac Financial Group, Inc.

NOTICE OF CHANGE OF LOCATION
OF ANNUAL MEETING OF STOCKHOLDERS

Tuesday, June 2, 2020 at 11:00 a.m. Eastern Time
Virtual Meeting - No Physical Meeting Location

To the Stockholders of Ambac Financial Group, Inc.:
In light of the coronavirus outbreak (“COVID-19”), public health concerns, and government-recommended and required limits on public gatherings, and to prioritize the health and well-being of our stockholders, directors, employees and other meeting participants, NOTICE IS HEREBY GIVEN that the location of our 2020 Annual Meeting of Stockholders (the “Annual Meeting”) has been changed and will be conducted in virtual format only.
The meeting will be held at 11:00 a.m. Eastern Time on June 2, 2020. As described in the proxy materials for the Annual Meeting previously distributed, stockholders of record as of the close of business on April 7, 2020 will be able to vote and ask questions during the meeting by remote participation.
To participate in the Annual Meeting, visit http://www.virtualshareholdermeeting.com/AMBC2020 and enter the 16-digit control number included on your Important Notice Regarding the Availability of Proxy Materials, on your proxy card, or on the instructions that accompanied your proxy materials. You may log into the meeting platform beginning at 10:45 a.m. Eastern Time on June 2, 2020. The proxy card included with the proxy materials previously distributed will not be updated to reflect the change in location and may continue to be used to vote your shares in connection with the Annual Meeting. If you have already voted, no additional action is required.
You may vote during the Annual Meeting by following the instructions available on the meeting website during the meeting. If you wish to submit a question, you may do so during the meeting by logging into the virtual meeting platform at http://www.virtualshareholdermeeting.com/AMBC2020, typing your question into the “Ask a Question” field, and clicking “Submit.” Questions and answers will be grouped by topic and substantially similar questions will be grouped and answered at once.
If you encounter any technical difficulties with the virtual meeting platform on the meeting day, please call 800-586-1548 (US) or 303- 562-9288 (International). Technical support will be available beginning at 10:45 a.m. Eastern Time on June 2, 2020 and will remain available until the meeting has ended.

We thank you for your interest in our Company and look forward to your participation at our virtual Annual Meeting.
BY ORDER OF THE BOARD OF DIRECTORS,
William J. White
Assistant General Counsel and Corporate Secretary
May 12, 2020